UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWHL	The OTC QB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2025, Aspira Women’s Health Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on the record date for the Annual Meeting, there were 29,784,560 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 15,735,386 shares present in person or by proxy at the Annual Meeting, or 52.83%, constituting a quorum. The final voting results were as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected each of the Company’s six nominees for director for a one-year term expiring at the Company’s 2026 annual meeting of stockholders and until their successors are elected and qualified, as set forth below:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Ellen Beausang	8,683,538	300,029	34,365	6,717,454
Jeffrey Cohen, M.D.	8,812,696	199,627	5,609	6,717,454
John Fraser	8,789,173	194,679	34,080	6,717,454
Cynthia Hundorfean	8,712,528	268,039	37,365	6,717,454
Winfred Parnell, M.D.	8,548,911	267,822	201,199	6,717,454

Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2025, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
6,897,410	1,960,824	159,698	6,717,454

Proposal 3: Approval of the issuance of warrants

The Company’s stockholders approved the issuance of warrants to purchase 27,778 shares of common stock to certain related parties pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of June 30, 2024, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,306,074	1,480,160	231,698	6,717,454

Proposal 4: Approval of an Amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized to be granted under the 2019 Plan by 2,500,000 shares so that a total of 4,532,818 shares of common stock are authorized to be granted under the 2019 Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
8,447,093	343,625	227,214	6,717,454

Proposal 5: Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
15,480,837	232,123	22,426

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: June 4, 2025	By:	/s/ Michael Buhle
Michael Buhle
Chief Executive Officer